UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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[   ]           Soliciting Material Pursuant to §240.14a-12

WALL STREET EWM FUNDS TRUST

 (Name of Registrant as Specified In Its Charter)

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THE WALL STREET FUND, INC.
THE WALL STREET EWM FUNDS TRUST
55 East 52nd Street, 23rd Floor
New York, New York 10055

November 16, 2012
Dear Shareholder:

As a shareholder in The Wall Street Fund, Inc. (the “Wall Street Fund”) and/or the Evercore Wealth Management Macro Opportunity Fund (the “EWM Fund”), the sole series of The Wall Street EWM Funds Trust (the “Trust”), you are invited to a special shareholder meeting of the Wall Street Fund and the Trust (the “Meetings”), which will be held on Monday, December 17, 2012.   The purpose of the Meetings is to consider and vote to elect the Directors/Trustees to the Boards of Directors/Trustees (the “Boards”) of the Wall Street Fund and the Trust, including two new nominees for Director/Trustee.  The Boards of Directors/Trustees believe that it is appropriate to elect two new Directors/Trustees to the Boards because two current Directors/Trustees will be resigning from the Boards in December 2012.

The Boards have the responsibility to represent the best interests of all shareholders of the Wall Street Fund and the Trust.  Two of the nominees standing for election by shareholders, Ms. Susan Suvall and Ms. Laird I. Grant, have not previously served as Directors/Trustees and their election to the Boards would allow them to succeed the two resigning Directors/Trustees.  The other nominee standing for election is Mr. Robert P. Morse, who currently serves as President, Chairman, and an Interested Director/Trustee.  The Independent Directors/Trustees of the Boards have nominated Robert P. Morse, Susan Suvall and Laird I. Grant for election as Directors/Trustees.  The attached Proxy Statement describes each nominee’s qualifications.

The full Boards of Directors/Trustees have approved these nominations and believe they are in the best interests of the Wall Street Fund and the Trust and their shareholders.  The Boards recommend that you vote FOR the election of each nominee.

It is very important that we receive your vote before December 17, 2012.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Thank you for your continued support.

Sincerely,

/s/ Robert P. Morse
President and Chairman
The Wall Street Fund, Inc.
The Wall Street EWM Funds Trust

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MONDAY, DECEMBER 17, 2012

THE WALL STREET FUND, INC.
THE WALL STREET EWM FUNDS TRUST
55 East 52nd Street, 23rd Floor
New York, New York 10055

To the Shareholders of The Wall Street Fund, Inc. (the “Wall Street Fund”) and The Wall Street EWM Funds Trust (the “Trust”), and its series, the Evercore Wealth Management Macro Opportunity Fund (the “EWM Fund”):

Notice is hereby given that a Special Meeting of Shareholders (the “Meetings”) of the Wall Street Fund and the Trust will be held at the offices of Evercore Wealth Management, LLC, 55 East 52nd Street, 23rd Floor, New York, New York 10055, at 10:30 a.m., Eastern time, on Monday, December 17, 2012, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 16, 2012:

1.	Election of the Directors/Trustees to the Boards of Directors/Trustees of the Wall Street Fund and the Trust (the “Boards”); and
2.	The transaction of such other business as may properly come before the Meetings or any adjournments or postponements thereof.

The Boards have fixed the close of business on November 14, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings or any postponement or adjournment thereof.  The enclosed proxy is being solicited on behalf of the Boards, the Wall Street Fund and the Trust, on behalf of the EWM Fund.  The Boards have unanimously approved and recommend you vote FOR the election of each nominee.

By order of the Boards of Directors/Trustees

THE WALL STREET FUND, INC.
THE WALL STREET EWM FUNDS TRUST

/s/ Michael R. Linburn

Michael R. Linburn
Secretary
New York, New York
November 16, 2012

It is important that your shares be represented at the Meetings in person or by proxy, no matter how many shares you own.  If you do not expect to attend the Meetings, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.  Please mark and mail your proxy promptly in order to save on any additional costs of further proxy solicitations and in order for the Meetings to be held as scheduled.

THE WALL STREET FUND, INC.
THE WALL STREET EWM FUNDS TRUST
55 East 52nd Street, 23rd Floor
New York, New York 10055

PROXY STATEMENT

November 16, 2012

FOR THE SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MONDAY, DECEMBER 17, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Directors/Trustees (the “Boards”) of The Wall Street Fund, Inc. (the “Wall Street Fund”) and The Wall Street EWM Funds Trust (the “Trust”), on behalf of its series, the Evercore Wealth Management Macro Opportunity Fund (the “EWM Fund”) of proxies to be voted at the Special Meetings of Shareholders of the Wall Street Fund and the Trust, and any adjournment or postponement thereof (the “Meetings”).  The Meetings will be held at the offices of Evercore Wealth Management, LLC (“EWM”), located at 55 East 52nd Street, 23rd Floor, New York, New York 10055, at 10:30 a.m., Eastern time, on Monday, December 17, 2012 for the following purposes:

1.	Election of the Directors/Trustees to the Boards of Directors/Trustees of the Wall Street Fund and the Trust (the “Boards”); and
2.	The transaction of such other business as may properly come before the Meetings or any adjournments or postponements thereof.

Shareholders of record of the Wall Street Fund and the EWM Fund (each, a “Fund,” and together, the “Funds”) at the close of business on the record date, November 14, 2012 (the “Record Date”), are entitled to notice of, and to vote at, the Meetings for the respective Funds.  The shareholders of the Wall Street Fund and the Trust will vote separately at the Meetings for the respective Funds to elect their own Board of Directors/Trustees.  The Notice of Special Meetings of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or about November 19, 2012.

The Wall Street Fund is an open-end management investment company organized as a Maryland corporation on December 23, 1945 and has an authorized capital of 500,000,000 shares.  The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on April 11, 2011.  The EWM Fund is currently the sole series, or mutual fund, of the Trust.  The fiscal year-end of each Fund is December 31.  Financial statements for the Funds are included in the audited annual reports of each Fund for the fiscal year ended December 31, 2011, which have been previously mailed to shareholders.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meetings to be Held on December 17, 2012:

This proxy statement is available at www.proxyonline.com/docs/thewallstreetfund.pdf or by contacting the Funds (toll-free) at 1-800-443-4693.  To obtain directions to attend the Meetings, please call the Fund (toll-free) at 1-800-443-4693.  For a free copy of the Funds’ latest annual and/or semi-annual reports, call (toll-free) at 1-800-443-4693 or write to the Funds at 55 East 52nd Street, 23rd Floor, New York, New York 10055.

PROPOSAL 1 –  ELECTION OF DIRECTORS/TRUSTEES TO THE BOARDS

The Boards currently have three members:  Mr. Robert P. Morse, Harlan K. Ullman, Ph.D and Amb. Kurt D. Volker.  In October 2012, Dr. Ullman and Amb. Volker announced their intention to resign from the Boards in December 2012.  At a meeting of the Boards held on October 16, 2012, the Boards, including the Directors/Trustees who are not “interested persons” of the Wall Street Fund and the Trust (“Independent Directors/Trustees”) as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously nominated Robert P. Morse, Susan Suvall and Laird I. Grant, respectively, for election as Directors/Trustees of the Boards.

Interested Director/Trustee Nominee: Mr. Morse currently serves as an Interested Director/Trustee, Chairman and President of the Wall Street Fund and the Trust.  He currently serves as a Partner and Senior Portfolio Manager of EWM, the Funds’ investment adviser.  As a result of Mr. Morse’s affiliation with the Funds’ investment adviser, Mr. Morse is considered an “interested person” of the Funds, and, if elected, would continue to be an Interested Director/Trustee.

Independent Director/Trustee Nominees:  Ms. Suvall and Ms. Grant are not affiliated persons of either the Wall Street Fund or the Trust.  Ms. Suvall is currently retired, and most recently served as Group Managing Director – U.S. Equities and as an Equity Analyst for Trust Company of the West from 1985 to 2011.  During that time, she served as Principal Portfolio Manager for the TCW Mid Cap Value Opportunities Fund, an open-end mutual fund, and as Senior Advisor to the TCW Small Cap Value Added Fund, an open-end mutual fund.  Previously, Ms. Suvall also served as a research liaison to equity sales for Wertheim Schroder and Co. and as an options trader for Morgan Stanley.  Ms.Grant is currently retired and most recently served as Managing Director and Senior Portfolio Manager for U.S. Trust Company of Florida from 2001 to 2008.  Ms. Grant also previously served as President and Chief Executive Officer and Chief Investment Officer for Rockefeller & Co., Inc.  If elected, Ms. Suvall and Ms. Grant would be Independent Directors/Trustees of the Wall Street Fund and the Trust.

As indicated above and under “Director/Trustee and Officer Information” below, Mr. Morse, Ms. Suvall and Ms. Grant have considerable business experience in investment management matters.  If elected, Mr. Morse will act as an Interested Director/Trustee, and Ms. Suvall and Ms. Grant will serve as Independent Directors/Trustees.  The Boards believe that the addition of Ms. Suvall and Ms. Grant to the Boards is appropriate given the pending resignation of two current Directors/Trustees in December 2012 and would enhance the Boards’ ability to oversee the operations of the Funds.

The current members of the Boards do not have the power to appoint Ms. Suvall and Ms. Grant as additional Directors/Trustees without the approval of the shareholders of the Wall Street Fund and Trust.  Section 16(a) of the 1940 Act provides that an additional Director/Trustee may be appointed by a Board only if, after his or her appointment, at least two-thirds of the Directors/Trustees have been elected by the shareholders.  The appointment of Ms. Suvall and Ms. Grant, together with the resignation of Dr. Ullman and Amb. Volker in December 2012, would result in only one-third of each Board having been elected by its shareholders.  Therefore the nominees must be elected as Directors/Trustees by the shareholders of the Wall Street Fund and the Trust.

Required Vote

The election of each nominee will be voted upon separately by shareholders of the Wall Street Fund and the EWM Fund (as the sole series of the Trust).  Each nominee will be elected as a Director/Trustee if he or she receives a plurality of the votes cast by all shares of the Wall Street Fund or the Trust, respectively, to be voted in the aggregate.  This means that the three nominees for election receiving the highest number of affirmative votes cast at the Meetings will be elected to the Boards.  Each such nominee has indicated that he or she is able and willing to serve as a Director/Trustee and, if elected, will serve as a Director/Trustee until he or she resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is removed from office, or a successor has been elected.  If for any reason any such nominee becomes unable to serve before the Meetings, proxies will be voted for a substitute nominated by the Boards unless you instruct otherwise.

THE BOARDS RECOMMEND THAT THE SHAREHOLDERS OF THE WALL STREET FUND
AND THE EWM FUND ELECT THE NOMINEES AS DIRECTORS/TRUSTEES.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION

The Boards are responsible for oversight of the operations of The Wall Street Fund and the Trust.  The Boards establish the Funds’ policies and meet regularly to review the activities of the Funds’ officers, who are responsible for day-to-day operations of the Funds.

Information regarding the nominees for election as Directors/Trustees and the officers of The Wall Street Fund and the Trust is set forth below.

Name, Address and Age	Position(s) Held with the Wall Street Fund/Trust	Term of Office and Length of Time Served with the Wall Street Fund/ Trust	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex** Overseen by Director/ Trustee or Officer	Other Directorships Held by Director/Trustee or Officer During Past Five Years
Interested Director/Trustee & Officers
Robert P. Morse * 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 67	Chairman, President and Director/ Trustee	Since 1984/ 2011	Partner and Senior Portfolio Manager, Evercore Wealth Management, LLC since 2010; President and a Director, Morse Williams & Co., Inc., an investment adviser affiliate of The Wall Street Fund, 1981 - 2010; President and sole Director, Wall Street Management Corporation 1984 -2010, and President and Director, Morse Williams Holding Co., Inc. since 1986.	2
English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/
Theodore Roosevelt Memorial; Sterling Gorge, Vermont, Preservation Trust.

Name, Address and Age	Position(s) Held with the Wall Street Fund/Trust	Term of Office and Length of Time Served with the Wall Street Fund/ Trust	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex** Overseen by Director/ Trustee or Officer	Other Directorships Held by Director/Trustee or Officer During Past Five Years
Michael R. Linburn 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 79	Executive Vice President Secretary Chief Compliance Officer *Co-Chief Compliance Officer of the Trust	Since 1993/ 2011 Since 2001/ 2011 Since 2005/ 2011* Since 2012	Managing Director and Independent Consultant to Evercore Wealth Management, LLC since 2010; Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of The Wall Street Fund, 2003 - 2010; Chief Compliance Officer, Morse Williams & Co., Inc. 2005 - 2010; Director of Marketing, Morse, Williams & Co., Inc., 1992 - 2010.	2	The Stanley R. and Elisabeth G. Jacobs Foundation; eLot, Inc.

Ruth P. Calaman 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 45	Co-Chief Compliance Officer of the Trust	Since 2012	Chief Compliance Officer, Evercore Wealth Management and Evercore Trust Company, N.A. since 2011 Vice President and Compliance Officer, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware and Goldman, Sachs & Co. Since 2005	1	None
Jian H. Wang 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 50	Executive Vice President and Treasurer	Since 1998/ 2011	Vice President, Evercore Wealth Management, LLC since 2010; Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of The Wall Street Fund, 2005 to 2 010; Senior Trader, Morse, Williams & Co., Inc., 1998 - 2010.	2	None

Name, Address and Age	Position(s) Held with the Wall Street Fund/Trust	Term of Office and Length of Time Served with the Wall Street Fund/ Trust	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex** Overseen by Director/ Trustee or Officer	Other Directorships Held by Director/Trustee or Officer During Past Five Years
I. Andrew McLaughlin 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 31	Vice President	Since 2011/ 2011	Associate, Evercore Wealth Management, LLC since 2010; Associate, Morse, Williams & Co., Inc. an investment adviser affiliate of The Wall Street Fund, 2004 to 2010.	2	None
New Nominees for Independent Directors/Trustees
Name, Address and Age	Position(s) Held with the Wall Street Fund/Trust	Term of Office and Length of Time Served with the Wall Street Fund/ Trust	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex** Overseen by Director/ Trustee or Officer	Other Directorships Held by Nominees for Director/Trustee During Past Five Years
Susan Suvall 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 53	None	Not applicable	Retired; Group Managing Director – U.S. Equities, Trust Company of the West, 1985-2011.	Not applicable	None

Laird I. Grant 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 67	None	Not applicable	Retired; Managing Director and Senior Portfolio Manager, U.S. Trust Company of Florida, 2001-2008.	Not applicable	Barnard College 1997-2007; Planned Parenthood of Collier County 2001-2008; Common Cents, New York City 2008-2009
*	Denotes a Director/Trustee who is an “interested person” of the Wall Street Fund/Trust as that term is defined in Section 2 (a)(19) of the 1940 Act.

**
Evercore Wealth Management, LLC currently manages two portfolios, or funds, within two investment companies that comprise the “Fund Complex”.  The Wall Street Fund and the Trust are each registered as an open-end management investment company.  The Directors/Trustees currently oversee the Funds within the Fund Complex.

Responsibilities of the Board

The business and affairs of the Funds are managed under the direction of the Boards, including general oversight and review of investment policies and activities of the Funds.  The Boards also elect the officers of the Wall Street Fund and the Trust, who are responsible for supervising and administering the Funds’ day-to-day operations.  The Boards held four meetings during the fiscal year ended December 31, 2011.  Each incumbent Director/Trustee attended at least 75% of the Boards’ meetings and the meetings of the committees on which the Director/Trustee served during such period.

Shareholders wishing to communicate with the Boards or individual directors should send such correspondence to the attention of Michael R. Linburn, Secretary, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055.  Shareholder communications will be sent directly to the applicable Board member(s).  The Funds currently do not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Committees

The Wall Street Fund and the Trust have one standing committee: The Audit Committee.  The Audit Committee is comprised exclusively of all of the Independent Directors/Trustees.  The Audit Committee typically meets once per year with respect to the Funds.  The functions of the Audit Committee are to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  The Audit Committee met once during the respective Fund’s fiscal year ended December 31, 2011.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Director/Trustee, nominee for Director/Trustee as of September 30, 2012.  As of September 30, 2012, the Directors, nominees and officers of the Wall Street Fund, as a group, beneficially owned 1.94% of the outstanding shares of the Wall Street Fund.  As of September 30, 2012, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the EWM Fund.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Nominee	Wall Street Fund	EWM Fund	Aggregate Dollar Range of Equity Securities in Funds
Susan Suvall	A	A	A
Laird I. Grant	A	E	E
Robert P. Morse	E	B	E

Compensation

Wall Street Fund: For their service as Directors of the Wall Street Fund, the Directors receive a fee of $1,000 per meeting attended.*  The Directors also received reimbursement for expenses incurred in connection with attendance at such meetings.  The table below details the amount of compensation the Directors received from the Fund for the fiscal year ended December 31, 2011.  The aggregate compensation is provided by the Fund.  In addition, the Fund’s Directors were reimbursed for expenses in connection with the four Board Meetings held during the year.  The Fund makes no payments of salary to any Officer in such capacity.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex** Paid to Directors
Robert P. Morse***	$2,500	None	None	$3,500
Harlan K. Ullman, Ph.D.	$2,500	None	None	$4,000
Amb. Kurt D. Volker	$2,500	None	None	$4,000
*	Prior to December 2011, the Directors received a fee of $500 per meeting attended.
**	The “Fund Complex” includes the Trust and The Wall Street Fund.
***	This Director is deemed to be an “interested person” of the Wall Street Fund as defined by the 1940 Act.

Trust: For their service as Trustees of the Trust, the Trustees receive a fee of $1,000 per meeting attended.*  The Trustees also receive reimbursement for expenses incurred in connection with attendance at such meetings.  The table below details the amount of compensation the Trustees received from the Fund for the fiscal year ended December 31, 2011.  The aggregate compensation is provided by the Fund.  In addition, the Fund’s Trustees are reimbursed for expenses in connection with the four Board Meetings held during the year.  The Fund makes no payments of salary to any Officer in such capacity.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex** Paid to Trustees
Robert P. Morse***	$1,000	None	None	$3,500
Harlan K. Ullman, Ph.D.	$1,500	None	None	$4,000
Amb. Kurt D. Volker	$1,500	None	None	$4,000
*	Prior to December 2011, the Trustees received a fee of $500 per meeting attended.
**	The “Fund Complex” includes the Trust and The Wall Street Fund.
***	This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act.

In recognition of their efforts in securing their successors and as Directors/Trustees of the Wall Street Fund and the Trust, Dr. Harlan K. Ullman and Amb. Kurt D. Volker shall each be paid $8,000 by each Fund ($16,000 in aggregate) (collectively, the “Board Fee”).  The Board Fee shall be paid to Dr. Ullman and Amb. Volker within 15 days of the election of their successors at the Meetings.  EWM has agreed to reimburse the Funds for the full amount of the Board Fee.

OTHER BUSINESS

The Boards know of no other business to be brought before the Meetings.  However, if any other matters properly come before the Meetings, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Wall Street Fund and the Trust do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Wall Street Fund and the Trust, Michael R. Linburn, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING DIRECTORS AND THEIR NOMINEES

Banks, broker-dealers, voting directors and their nominees should advise the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and annual reports to Fund shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Director/Trustee has made any purchases or sales of securities of EWM or any of its affiliated companies.

Voting Securities, Control Persons and Principal Shareholders

Outstanding Shares.  Shareholders of the Funds at the close of business on November 14, 2012 will be entitled to be present and vote at the Special Meeting.  As of that date, the Funds had the following amounts outstanding:

Name of Fund	Shares Outstanding as of November 14, 2012
The Wall Street Fund	5,189,288.503
Evercore Wealth Management Macro Opportunity Fund	11,935,193.334

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

Wall Street Fund.  As of November 14, 2012, the Wall Street Fund had no control persons, but the following shareholders owned more than 5% of the outstanding voting securities of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
SEI Private Trust Company c/o Evercore ID 573 One Freedom Valley Drive Oaks, PA 19456-9989	SEI Investments Management Corp	PA	57.58%	Record
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	14.18%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	13.77%	Record

EWM Fund.  As of November 14, 2012, the EWM Fund had no control persons, but the following shareholders owned more than 5% of the outstanding voting securities of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
SEI Private Trust Company c/o Evercore Bank 10573 One Freedom Valley Drive Oaks, PA 19456-9989	SEI Investments Management Corp	PA	52.12%	Record
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	33.44%	Record

EWM has advised the Boards that for those accounts for which it holds discretionary voting authority over shares of the Funds, EWM may (in the absence of instructions to the contrary from the account holder) vote such shares “FOR” the election of the Boards’ nominees.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Meetings and Proxy Card, on or about November 19, 2012.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  In addition, AST Fund Solutions may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund also may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Michael R. Linburn, Secretary, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055; (2) attendance at the Meetings and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Meetings will not revoke voting instructions.

If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxies solicited by the Boards that are properly executed and received by the Funds’ Secretary prior to the Meetings, and are not revoked, will be voted at the Meetings.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).  Abstentions and broker non-votes will have no effect on the election of Directors/Trustees because of the Funds’ plurality voting requirements.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

For the Wall Street Fund, a quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  For the Trust, a quorum is 30% of outstanding shares entitled to vote in person or by proxy at the shareholder meeting.  The quorum will be established separately for the Meetings of the shareholders of the Wall Street Fund and the Trust.  If a quorum is not present at a Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposals, unless directed to vote AGAINST the proposed adjournment.

Other than the principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Shareholders of record of the Funds at the close of business on November 14, 2012 will be entitled to vote at the Meetings.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from AST Fund Solutions, Fund officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Funds, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by EWM.

Service Providers

The Funds’ current investment adviser is Evercore Wealth Management, LLC, located at 55 East 52nd Street, 23rd Floor, New York, New York 10055.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., an affiliate of USBFS, located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ custodian.  Quasar Distributors, LLC, an affiliate of USBFS, located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter or distributor, and offers shares of the Funds on a continuous basis.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. (“Cohen”), serves as the Funds’ independent registered public accounting firm.  Upon recommendation of its Audit Committee, each Board has selected Cohen as the independent registered public accounting firm to audit and certify the financial statements for each Fund’s most recent fiscal year ended December 31, 2011 and current fiscal year ending December 31, 2012.  Representatives of Cohen will not be present at the Meetings.  The EWM Fund commenced operations on July 1, 2011; as such, information in the paragraphs below for the EWM Fund are for the fiscal period from July 1, 2011 to December 31, 2011.

Audit Fees.  For the Wall Street Fund’s two most recent fiscal years ended December 31, 2011 and December 31, 2010, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those two fiscal years were $13,000 each year.  For the EWM Fund’s fiscal period ended December 31, 2011, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for that fiscal period were $14,000.

Audit-Related Fees.  Cohen did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years for the Wall Street Fund ended December 31, 2011 and December 31, 2010 and for the most recent fiscal period for the EWM Fund ended December 31, 2011, which are not set forth under “Audit Fees” above.

Tax Fees.  Cohen prepared the Wall Street Fund’s federal and state income tax returns for the two most recent fiscal years ended December 31, 2010 and December 31, 2011, as appropriate.  Aggregate fees billed to the Wall Street Fund by Cohen for professional services for tax compliance, tax advice, and tax planning for the two most recent fiscal years ended December 31, 2010 and December 31, 2011 were $1,000 each year.  Cohen prepared the EWM Fund’s federal and state income tax returns for the most recent fiscal period ended December 31, 2011, as appropriate.  Aggregate fees billed to the Trust by Cohen for professional services for tax compliance, tax advice, and tax planning for the EWM Fund were $4,000.  All of these fees were required to be approved by the Audit Committee.

All Other Fees.  Cohen neither performed services for the Funds nor delivered any products to the Funds for each Fund’s two most recent fiscal years of the Wall Street Fund ended December 31, 2011 and December 31, 2010, and for the most recent fiscal period for the EWM Fund ended December 31, 2011, as appropriate, other than as set forth above.

Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval of all auditing and permissible non-audit services to be provided to the Funds, including fees.  Accordingly, all of the non-audit services were required to be pre-approved, and all of the non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates.  For the Wall Street Fund’s two most recent fiscal years December 31, 2011 and December 31, 2010, and for the EWM Fund’s most recent fiscal period ended December 31, 2011, Cohen did not bill for any non-audit fees except for the preparation of the Funds’ federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Funds for any non-audit fees.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-443-4693.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-443-4693 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROXY CARD
PROXY CARD Evercore Wealth Management Macro Opportunity Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2012

The undersigned, revoking prior proxies, hereby appoints Robert P. Morse and Michael R. Linburn and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Evercore Wealth Management Macro Opportunity Fund (the “Fund”), the sole series of The Wall Street EWM Funds Trust, to be held at the offices of Evercore Wealth Management, LLC, 55 East 52nd Street, 23rd Floor, New York, New York 10055, at 10:30 a.m. Eastern time on December 17, 2012, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

SHAREHOLDER REGISTRATION PRINTED HERE (shows through lower window on outbound envelope) NOTE: red dotted line boxes are placeholders and are not printed on the final ballots
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this proxy card should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE	DATE

QUESTIONS ABOUT THIS PROXY? Should you have any
questions about the proxy materials or regarding how to vote	SIGNATURE (if held jointly)	DATE
your shares, please contact our proxy information line toll-free at 1-800-249-7140. Representatives are available Monday
through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
Title – if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet 2. Telephone 3. Mail
Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Simply dial toll-free 1-800-249-7140 and have this proxy card available at the time of the call.   Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 17, 2012

The proxy statement for this meeting is available at: www.proxyonline.com/docs/thewallstreetfund.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

Evercore Wealth Management Macro Opportunity Fund	PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒	x

PROPOSAL:

1.        Election of the Trustees to the Board of Trustees of The Wall Street EWM Funds Trust

                                                            FOR       ABSTAIN

Robert P. Morse	□	□

Susan Suvall	□	□

Laird I. Grant	□	□

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789